                                 HIGHMARK FUNDS

                                  EQUITY FUNDS
                               FIXED INCOME FUNDS

                         Supplement dated June 26, 2000
to Retail Shares and Fiduciary Shares Prospectuses each dated November 30, 1999.

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT WHICH IS CONTAINED IN THE PROSPECTUS. PLEASE KEEP THIS SUPPLEMENT AND READ IT TOGETHER WITH THE PROSPECTUS.

The following disclosure should be included in the Prospectus:

     On May 26, 2000 shareholders of the Intermediate-Term Bond Fund approved a Plan of Reorganization which provides for all of the assets of the Intermediate-Term Bond Fund to be transferred to the HighMark Bond Fund (the "Bond Fund") in exchange for Class A and Fiduciary Shares of the Bond Fund and the assumption by the Bond Fund of all of the liabilities of the Intermediate-Term Bond Fund. The reorganization is expected to take place on or about August 18, 2000. In connection with the reorganization, the Intermediate-Term Bond Fund expects to stop issuing shares as of August 15, 2000. The Intermediate-Term Bond Fund will continue to accept all redemption requests until the reorganization occurs on or about August 18, 2000.

The Prospectus is hereby amended to reflect the addition of this information.


HMNAV-RET/FID 06/26/00